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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05686
AIM Investment Securities Funds (Invesco Investment Securities Funds)*

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 9/30
Date of reporting period: 9/30/10

*	The Fund included is Invesco Van Kampen Government Securities Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	September 30, 2010

Invesco Van Kampen Government Securities Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
15	Financial Highlights
18	Notes to Financial Statements
27	Auditor’s Report
28	Fund Expenses
29	Approval of Investment Advisory and Sub-Advisory Agreements
31	Tax Information
32	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2	Invesco Van Kampen Government Securities Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Van Kampen Government Securities Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen Government Securities Fund was reorganized into Invesco Van Kampen Government Securities Fund. Brian Schneider and Clint Dudley have managed the Fund since June 1, 2010. A listing of your Fund’s managers appears later in this report.
     For the 12 months ended September 30, 2010, Class A shares of Invesco Van Kampen Government Securities Fund, at net asset value (NAV), underperformed the Fund’s broad market/style-specific index due mainly to yield curve positions, using interest rate swaps and exposure to non-U.S. sovereign guaranteed paper which is no longer held in the portfolio.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 9/30/09 to 9/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.63%

Class B Shares	4.87

Class C Shares	4.88

Class Y Shares	5.80

Institutional Class Shares*	5.74

Barclays Capital U.S. Government and Mortgage Index ▼ (Broad Market/Style-Specific Index)	6.48

▼	Lipper Inc.;

*	Share Class incepted during reporting period. Please see page 7 for detailed explanation of Fund performance.

How we invest
We invest primarily in debt securities issued, guaranteed or otherwise backed by the U.S. government or its agencies and instrumentalities. The principal type of fixed income securities we purchase are Treasuries, government sponsored entity (GSE) debt and government agency backed mortgage securities (MBS). The GSE debt may be bullet maturity bonds or callable bonds that can be redeemed by the issuer prior to their stated maturity. The agency MBS consist of interests in underlying mortgages with maturities of up to 30 years.
     The Fund invests in securities of all maturities, but will typically maintain a weighted average effective maturity of between three and 10 years. The Fund may invest in derivative instruments such as Treasury futures and options on Treasury futures for various portfolio management purposes and to manage risks. The Fund may also engage in dollar

Portfolio Composition
By security type

Mortgage Backed Securities	46.4%

U.S. Treasury Obligations	24.9

Collateralized Mortgage Obligations	22.7

U.S. Government Agency Obligations	9.9

Agency Bonds	5.3

Adjustable Rate Mortgage Backed Securities	1.6

Money Market Funds

Plus Other Assets Less Liabilities	-10.8
(“mortgage”) rolls, a type of repurchase transaction in the to be announced (TBA) market for agency MBS, to enhance the Fund’s return either on an income or total return basis or to manage pre-payment risk.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate total return consisting of current income and capital appreciation.
     Our security selection is supported by a team of specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

Total Net Assets	$845.9 million

Total Number of Holdings*	585
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro-risk exposure (for example, duration, yield curve positioning or sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.

Market conditions and your Fund
Across the developed world as a whole, a gradual and subdued economic recovery continued, with central banks keeping interest rates at low levels, and few of them withdrawing their quantitative easing measures. Increased savings rates and deleveraging contributed to the increased financial stability of households and companies, but at the cost of private sector spending to drive economic growth following the global financial crisis.
     Additionally, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven, as limited bank lending and weakness across key sectors of the economy such as housing, employment, durable goods orders and manufacturing continued to weigh on the U.S. economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.7% in the second quarter of 2010, following 3.7% growth in the first quarter, and 1.6% and 5.0% annual rates of growth during the third and fourth quarters of 2009, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 In its latest Federal Open Market Committee statement, the Fed indicated that “Measures of underlying inflation are

4	Invesco Van Kampen Government Securities Fund

currently at levels somewhat below those the Committee judges most consistent, over the longer run, with its mandate to promote maximum employment and price stability.”2 Consequently, the Fed announced it is “prepared to provide additional accommodation if needed to support the economic recovery and to return inflation, over time, to levels consistent with its mandate.”2
     The broad U.S. bond market (as measured by the Barclays Capital U.S. Aggregate Index) generated a positive total return for the 12 months ended September 30, 20103, as falling interest rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk) to raise the prices of fixed income assets. However, interest rates did not follow a straight line lower.
     The beginning of the Fund’s fiscal year was marked by increasing investor confidence and ballooning Treasury issuance, both of which contributed to an upward trend in interest rates, especially for intermediate and longer maturities (5-30 years). During the latter part of the year, rates fell steeply and swiftly as European sovereign risk concerns and related contagion fears came to a boil during the second quarter of calendar year 2010. This contributed to a flight-to-quality bid for U.S. Treasuries, and demand drove prices higher (and yields lower) across the maturity spectrum which persisted through the end of the reporting period.
     With this market environment as a backdrop, the Fund generated positive returns at net asset value, but underperformed its broad market/ style-specific index, the Barclays Capital U.S. Government and Mortgage Index, for the fiscal year. Its underperformance can be largely attributed to yield curve positions using interest rate swaps and exposure to non-U.S. sovereign guaranteed paper, both of which are no longer held in the portfolio. The contribution to returns from security selection was mixed throughout the fiscal year, and on the whole had a negligible effect on relative performance.
     A focus on higher coupon (5.50% and higher) and 30-year MBS was advantageous to returns during the first six months of the reporting period. However, most of that performance was given back due to a drop in mortgage interest rates and investor concern about the possibility of a government induced refinance wave throughout the second half of the reporting period.
     The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. We may use derivative instruments, such as U.S. Treasury futures, to help manage the portfolio’s duration and yield curve exposure. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. During the latter part of 12 month period examined, the Fund benefited from a longer-than-benchmark duration positioning relative to the style-specific index as interest rates trended lower over most of the second half of the reporting period.
     The contribution to performance from the Fund’s yield curve positioning (emphasizing points on the yield curve with the greatest return potential) was mixed for the reporting period, but overall had a slight positive effect relative to the style-specific index. During the last six months of the fiscal year, tactical overweight exposure to longer maturities captured the benefit of a significant decline in rates for that segment of the curve.
     During the reporting period, the Fund benefited from incremental income earned by engaging in dollar (“mortgage”) roll activity, a type of repurchase transaction in the highly liquid TBA market for agency MBS. A dollar roll involves the Fund selling a MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash proceeds of the sale may be invested in short-term instruments and the income from these investments, together with any additional fee income received on the sale, generate income for the Fund.
     Thank you for investing in Invesco Van Kampen Government Securities Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Clint Dudley
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Government Securities Fund. He joined Invesco in 1998 and became a member of Invesco Fixed Income in 2001. Mr. Dudley earned a B.B.A. and an M.B.A., both from Baylor University.
Brian Schneider
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Government Securities Fund. He joined Invesco in 1987. Mr. Schneider earned a B.A. in economics and an M.B.A., both from Bellarmine College.

5	Invesco Van Kampen Government Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Fund data from 7/16/84, index data from 7/31/84

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
     Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Van Kampen Government Securities Fund

Average Annual Total Returns
As of 9/30/10, including maximum applicable sales charges

Class A Shares

Inception (7/16/84)	6.36%

10 Years	3.97

5 Years	2.32

1 Year	0.59

Class B Shares

Inception (12/20/91)	4.71%

10 Years	3.85

5 Years	2.21

1 Year	-0.13

Class C Shares

Inception (3/10/93)	3.97%

10 Years	3.69

5 Years	2.55

1 Year	3.88

Class Y Shares

Inception (8/12/05)	3.47%

5 Years	3.56

1 Year	5.80

Institutional Class Shares

10 Years	4.49%

5 Years	3.34

1 Year	5.74

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Government Securities Fund. Returns shown above for Class A, Class B,
Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen
Government Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.03%, 1.78%, 1.78%, 0.78% and 0.72%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

7	Invesco Van Kampen Government Securities Fund

Invesco Van Kampen Government Securities Fund’s investment objective is to provide investors with high current return consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of September 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The prices of debt securities tend to fall as interest rates rise. For mortgage-backed securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in U.S. government securities.

■	The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.
■	Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices. As interest rates change, zero coupon bonds often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities.

■	If interest rates fall, the principal on debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders. Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

■	Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase. Also, in the event the buyer of mortgage-related files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale may be restricted pending a decision whether the Fund is obligated to repurchase mortgage-related securities.

■	The Fund may engage in frequent trading of portfolio securities, which may result in added expenses, lower return and increased tax liability.
■	Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price, or that the other party may default on its obligation, resulting in the Fund being delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s repurchase obligation.

About indexes used in this report
■	The Barclays Capital U.S. Government and Mortgage Index is generally representative of U.S. government treasury securities and agency mortgage-backed securities.

■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACGVX
Class B Shares	ACGTX
Class C Shares	ACGSX
Class Y Shares	ACGUX
Institutional Class Shares	ACGWX

8	Invesco Van Kampen Government Securities Fund

Schedule of Investments

September 30, 2010

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Mortgage Backed Securities–46.4%
Federal Home Loan Mortgage Corp.	4.500%	01/01/40	$12,985	$13,561,062

Federal Home Loan Mortgage Corp.	5.000%	07/01/35 to 01/01/40	13,908	14,721,240

Federal Home Loan Mortgage Corp.	5.500%	01/01/37 to 11/01/39	18,325	19,539,580

Federal Home Loan Mortgage Corp.	6.000%	04/01/29 to 07/01/38	12,825	13,772,661

Federal Home Loan Mortgage Corp.	6.500%	03/01/26	15	16,974

Federal Home Loan Mortgage Corp.	7.500%	11/01/20 to 05/01/35	920	1,048,887

Federal Home Loan Mortgage Corp.	8.000%	08/01/32	472	544,314

Federal Home Loan Mortgage Corp.	8.500%	08/01/31	516	606,774

Federal Home Loan Mortgage Corp., October(a)	4.500%	TBA	27,345	28,443,066

Federal National Mortgage Association	4.000%	04/01/24 to 10/01/40	33,700	34,634,649

Federal National Mortgage Association	4.500%	08/01/39	8,866	9,297,000

Federal National Mortgage Association	5.000%	06/01/23 to 03/01/40	72,110	76,246,404

Federal National Mortgage Association	5.500%	09/01/34 to 08/01/38	61,431	65,636,312

Federal National Mortgage Association	6.000%	07/01/14 to 10/01/38	37,107	40,152,274

Federal National Mortgage Association	6.500%	10/01/10 to 10/01/38	10,955	12,161,318

Federal National Mortgage Association	7.000%	08/01/14 to 07/01/34	1,198	1,353,343

Federal National Mortgage Association	7.500%	11/01/10 to 08/01/37	1,565	1,772,745

Federal National Mortgage Association	8.000%	04/01/33	1,111	1,288,942

Federal National Mortgage Association	8.500%	10/01/32	1,013	1,180,610

Federal National Mortgage Association (FHA/VA)	8.500%	09/01/24	16	16,252

Federal National Mortgage Association	12.000%	03/01/13 to 01/01/16	33	38,091

Federal National Mortgage Association, October(a)	4.000%	TBA	24,740	25,830,094

Government National Mortgage Association	5.500%	01/15/39	13,454	14,485,150

Government National Mortgage Association	6.000%	12/15/28	640	702,713

Government National Mortgage Association	6.500%	06/15/23 to 02/15/29	1,271	1,421,314

Government National Mortgage Association	7.000%	01/15/23 to 12/15/27	996	1,131,541

Government National Mortgage Association	7.500%	11/15/32	1,147	1,305,809

Government National Mortgage Association	8.000%	12/15/16 to 10/15/25	1,084	1,219,132

Government National Mortgage Association	8.500%	07/15/30	702	809,025

Government National Mortgage Association	9.000%	04/15/18 to 12/15/19	80	86,782

Government National Mortgage Association, October(a)	4.500%	TBA	8,925	9,390,778

Government National Mortgage Association II	6.000%	04/20/29	143	157,422

Total Mortgage Backed Securities 46.4%				392,572,258

United States Treasury Obligations–24.9%
United States Treasury Bonds	3.500%	02/15/39	2,500	2,419,531

United States Treasury Bonds	4.625%	02/15/40	16,800	19,632,375

United States Treasury Bonds	7.500%	11/15/24	32,320	49,005,198

United States Treasury Bonds	7.875%	02/15/21	6,500	9,634,219

United States Treasury Notes	1.750%	07/31/15	23,000	23,557,031

United States Treasury Notes	2.125%	11/30/14	5,500	5,750,078

United States Treasury Notes(b)	2.125%	05/31/15	68,000	70,911,251

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Government Securities Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

United States Treasury Obligations–(continued)

United States Treasury Notes	2.375%	10/31/14	$16,500	$17,417,812

United States Treasury Notes	3.500%	05/15/20	11,500	12,486,485

Total United States Treasury Obligations 24.9%				210,813,980

Collateralized Mortgage Obligations–22.7%
FDIC Structured Sale Guaranteed Notes(c)(d)	0.809%	02/25/48	4,261	4,272,480

Federal Home Loan Mortgage Corp. (REMIC)(c)	0.557%	03/15/36	9,486	9,473,933

Federal Home Loan Mortgage Corp. (REMIC)(c)	0.657%	04/15/28 to 06/15/37	16,358	16,356,450

Federal Home Loan Mortgage Corp. (REMIC)	0.850%	03/15/13	17,430	17,450,554

Federal Home Loan Mortgage Corp. (REMIC)	3.770%	09/15/17	5,014	5,161,733

Federal Home Loan Mortgage Corp. (REMIC)	3.840%	09/15/17	6,590	6,791,091

Federal Home Loan Mortgage Corp. (REMIC)	4.000%	05/15/19	3,044	3,218,150

Federal Home Loan Mortgage Corp. (REMIC)	4.160%	07/15/17	5,951	6,134,900

Federal Home Loan Mortgage Corp. (REMIC)	4.250%	01/15/19	5,770	6,048,870

Federal Home Loan Mortgage Corp. (REMIC)	4.380%	05/15/17	5,105	5,264,119

Federal Home Loan Mortgage Corp. (REMIC)	4.500%	06/15/19 to 01/15/25	13,241	13,725,291

Federal Home Loan Mortgage Corp. (REMIC)	5.750%	05/15/36	6,107	6,467,061

Federal National Mortgage Association (REMIC)(c)	0.556%	05/25/36	9,327	9,320,771

Federal National Mortgage Association (REMIC)	3.000%	07/25/22	2,067	2,109,651

Federal National Mortgage Association (REMIC)	3.500%	10/25/18 to 12/25/31	7,232	7,503,775

Federal National Mortgage Association (REMIC)	4.500%	07/25/19	5,309	5,578,258

Federal National Mortgage Association (REMIC)	5.000%	04/25/18	7,454	8,125,753

Federal National Mortgage Association	6.022%	11/25/10	20,250	20,333,531

Federal National Mortgage Association (REMIC)	6.500%	01/25/30	1,626	1,834,142

Government National Mortgage Association	4.500%	05/20/33 to 08/20/35	31,470	33,339,027

Government National Mortgage Association(c)	5.768%	08/20/34	2,937	3,269,538

Total Collateralized Mortgage Obligations 22.7%				191,779,078

United States Government Agency Obligations–9.9%
Federal Home Loan Bank	1.875%	06/21/13	12,000	12,375,503

Federal Home Loan Bank	3.625%	10/18/13	10,000	10,848,677

Federal Home Loan Mortgage Corp.	1.125%	07/27/12	6,000	6,072,750

Federal Home Loan Mortgage Corp.	5.000%	04/18/17	2,750	3,238,994

Federal Home Loan Mortgage Corp.	5.125%	11/17/17	2,131	2,535,607

Federal National Mortgage Association	1.500%	06/26/13	20,000	20,399,703

Federal National Mortgage Association	5.000%	05/11/17	16,000	18,833,046

Tennessee Valley Authority, Ser D	4.875%	12/15/16	7,700	9,064,735

Total United States Government Agency Obligations 9.9%				83,369,015

Agency Bonds–5.3%
Banking–3.8%
GMAC, Inc.	2.200%	12/19/12	31,500	32,603,739

Banking–Savings and Loans–0.9%
U.S. Central Federal Credit Union	1.900%	10/19/12	7,070	7,257,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Government Securities Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Noncaptive-Diversified–0.6%
Private Export Funding Corp.	4.300%	12/15/21	$4,800	$5,306,250

Total Agency Bonds–5.3%				45,167,520

Adjustable Rate Mortgage Backed Securities–1.6%
Federal Home Loan Mortgage Corp.(c)	5.520%	01/01/38	1,559	1,664,285

Federal Home Loan Mortgage Corp.(c)	5.791%	05/01/37	1,593	1,704,192

Federal Home Loan Mortgage Corp.(c)	5.923%	12/01/36	2,762	2,936,977

Federal Home Loan Mortgage Corp.(c)	5.935%	10/01/36	2,933	3,115,784

Federal National Mortgage Association(c)	2.606%	05/01/35	3,959	4,144,584

Total Adjustable Rate Mortgage Backed Securities 1.6%				13,565,822

Total Long-Term Investments 110.8% (Cost $908,584,328)				937,267,673

Money Market Funds–4.1%
Government & Agency Portfolio–Institutional Class(e) (Cost $34,959,335)				34,959,335

TOTAL INVESTMENTS–114.9% (Cost $943,543,663) 972,227,008

LIABILITIES IN EXCESS OF OTHER ASSETS–(14.9%)				(126,358,636)

NET ASSETS–100.0%				$845,868,372

Percentages are calculated as a percentage of net assets.

Investment Abbreviations:

FHA/VA	– Federal Housing Administration/Department of Veterans Affairs
REMIC	– Real Estate Mortgage Investment Conduits
TBA	– To be announced, maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

Notes to Schedule of Investments:

(a)	Security purchased on a when-issued, delayed delivery or forward commitment basis.
(b)	All or a portion of this security has been physically segregated in connection with open futures contracts.
(c)	Floating Rate Coupon
(d)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

Futures contracts outstanding as of September 30, 2010:

		Unrealized
	Number of	Appreciation/
	Contracts	(Depreciation)

Long Contracts:
U.S. Treasury Notes 10-Year Futures, December 2010 (Current Notional Value of $126,047 per contract)	105	$45,718

U.S. Treasury Bond 30-Year Futures, December 2010 (Current Notional Value of $133,719 per contract)	10	(2,207)

Ultra Long U.S. Treasury Bond Futures, December 2010 (Current Notional Value of $141,281 per contract)	80	(96,730)

Total Long Contracts	195	(53,219)

Short Contracts:
U.S. Treasury Notes 2-Year Futures, December 2010 (Current Notional Value of $219,484 per contract)	96	(3,202)

U.S. Treasury Notes 5-Year Futures, December 2010 (Current Notional Value of $120,867 per contract)	40	(52,896)

Total Short Contracts	136	(56,098)

Total Futures Contracts	331	$(109,317)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Government Securities Fund

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investments at value (Cost $908,584,328)	$937,267,673

Investments in affiliated money market funds, at value and cost	34,959,335

Receivables:
Investments sold	10,371,381

Interest	5,065,481

Fund shares sold	151,408

Variation margin on futures	61,862

Dividends	460

Other	511,315

Total assets	988,388,915

Liabilities:
Payables:
Investments purchased	107,670,110

Fund shares repurchased	24,770,244

Custodian bank	9,120,720

Distributor and affiliates	524,504

Income distributions	158,580

Accrued expenses	276,385

Total liabilities	142,520,543

Net Assets	$845,868,372

Net assets consist of:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$925,571,948

Net unrealized appreciation	28,574,028

Accumulated undistributed net investment income (loss)	(390,584)

Accumulated net realized gain (loss)	(107,887,020)

Net assets	$845,868,372

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (based on net assets of $729,254,938 and 74,355,723 shares of beneficial interest issued and outstanding)	$9.81

Maximum sales charge (4.75% of offering price)	0.49

Maximum offering price to public	$10.30

Class B Shares:
Net asset value and offering price per share (based on net assets of $42,169,837 and 4,313,702 shares of beneficial interest issued and outstanding)	$9.78

Class C Shares:
Net asset value and offering price per share (based on net assets of $29,618,849 and 3,041,671 shares of beneficial interest issued and outstanding)	$9.74

Class Y Shares:
Net asset value and offering price per share (based on net assets of $1,439,925 and 147,095 shares of beneficial interest issued and outstanding)	$9.79

Institutional Class Shares:
Net asset value and offering price per share (based on net assets of $43,384,823 and 4,426,706 shares of beneficial interest issued and outstanding)	$9.80

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Government Securities Fund

Statement of Operations

For the year ended September 30, 2010

Investment income:
Interest	$30,286,615

Dividends from affiliated money market funds	7,126

Total income	30,293,741

Expenses:
Investment advisory fee	4,962,186

Distribution (12b-1) and service fees
Class A	1,954,888

Class B	489,001

Class C	313,773

Transfer agent fees — A, B, C and Y	1,331,796

Transfer agent fees — Institutional	5,408

Administrative services fees	223,206

Reports to shareholders	164,593

Custody	105,534

Registration fees	75,864

Professional fees	55,371

Trustees’ and officer’s fees and benefits	44,392

Other	76,700

Total expenses	9,802,712

Expense reduction	6,350

Net expenses	9,796,362

Net investment income	20,497,379

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	19,075,825

Futures	5,525,172

Swap contracts	(15,398,939)

Net realized gain	9,202,058

Unrealized appreciation (depreciation):
Beginning of the period	9,522,297

End of the period:
Investments	28,683,345

Futures	(109,317)

28,574,028

Net unrealized appreciation during the period	19,051,731

Net realized and unrealized gain	28,253,789

Net increase in net assets from operations	$48,751,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Government Securities Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	September 30,	September 30,
	2010	2009

From investment activities:
Operations:
Net investment income	$20,497,379	$23,296,927

Net realized gain	9,202,058	826,380

Net unrealized appreciation during the period	19,051,731	26,230,053

Change in net assets from operations	48,751,168	50,353,360

Distributions from net investment income:
Class A shares	(23,660,863)	(21,146,127)

Class B shares	(1,144,169)	(1,168,762)

Class C shares	(725,921)	(740,026)

Class Y shares	(1,690,159)	(1,147,806)

Institutional Class shares	(192,892)	-0-

Total distributions	(27,414,004)	(24,202,721)

Net change in net assets from investment activities	21,337,164	26,150,639

From capital transactions:
Proceeds from shares sold	135,584,969	216,998,939

Net asset value of shares issued through dividend reinvestment	21,486,540	19,026,954

Cost of shares repurchased	(307,252,212)	(332,504,055)

Net change in net assets from capital transactions	(150,180,703)	(96,478,162)

Total decrease in net assets	(128,843,539)	(70,327,523)

Net Assets:
Beginning of the period	974,711,911	1,045,039,434

End of the period (including accumulated undistributed net investment income (loss) of $(390,584) and $(434,925), respectively)	$845,868,372	$974,711,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Government Securities Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$9.57		$9.32		$9.98		$10.08		$10.27

Net investment income(a)	0.22		0.22		0.44		0.46		0.41

Net realized and unrealized gain (loss)	0.31		0.26		(0.58)		0.01		(0.14)

Total from investment operations	0.53		0.48		(0.14)		0.47		0.27

Less distributions from net investment income	0.29		0.23		0.52		0.57		0.46

Net asset value, end of the period	$9.81		$9.57		$9.32		$9.98		$10.08

Total return	5.63	%(b)	5.07	%(c)	(1.48	)%(c)	4.82	%(c)	2.72	%(c)

Net assets at end of the period (in millions)	$729.3		$824.8		$884.7		$998.5		$1,027.6

Ratio of expenses to average net assets	1.02	%(d)	1.03	%(f)	1.00	%(f)	1.02	%(f)	1.03	%(f)

Ratio of net investment income to average net assets	2.27	%(d)	2.34%		4.45%		4.61%		4.12%

Portfolio turnover(e)	287%		440%		315%		221%		191%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $781,955.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended September 30, 2006.

	Class B shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$9.54		$9.29		$9.95		$10.05		$10.24

Net investment income(a)	0.15		0.15		0.36		0.38		0.33

Net realized and unrealized gain (loss)	0.31		0.26		(0.58)		0.02		(0.14)

Total from investment operations	0.46		0.41		(0.22)		0.40		0.19

Less distributions from net investment income	0.22		0.16		0.44		0.50		0.38

Net asset value, end of the period	$9.78		$9.54		$9.29		$9.95		$10.05

Total return	4.87	%(b)	4.31	%(c)	(2.23	)%(c)	4.05	%(c)	1.95	%(c)

Net assets at end of the period (in millions)	$42.2		$58.4		$70.3		$63.5		$76.8

Ratio of expenses to average net assets	1.77	%(d)	1.78	%(f)	1.76	%(f)	1.78	%(f)	1.78	%(f)

Ratio of net investment income to average net assets	1.59	%(d)	1.60%		3.67%		3.85%		3.33%

Portfolio turnover(e)	287%		440%		315%		221%		191%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $48,900.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended September 30, 2006.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Government Securities Fund

Financial Highlights—(continued)

	Class C shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$9.50		$9.26		$9.92		$10.02		$10.21

Net investment income(a)	0.15		0.15		0.35		0.38		0.34

Net realized and unrealized gain (loss)	0.31		0.25		(0.57)		0.02		(0.15)

Total from investment operations	0.46		0.40		(0.22)		0.40		0.19

Less distributions from net investment income	0.22		0.16		0.44		0.50		0.38

Net asset value, end of the period	$9.74		$9.50		$9.26		$9.92		$10.02

Total return	4.88	%(b)	4.33	%(c)	(2.34	)%(c)	4.06	%(c)	1.96	%(c)

Net assets at end of the period (in millions)	$29.6		$35.5		$41.5		$22.6		$18.5

Ratio of expenses to average net assets	1.77	%(d)	1.78	%(f)	1.76	%(f)	1.78	%(f)	1.79	%(f)

Ratio of net investment income to average net assets	1.54	%(d)	1.60%		3.57%		3.85%		3.34%

Portfolio turnover(e)	287%		440%		315%		221%		191%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $31,377.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended September 30, 2006.

	Class Y sharesˆ
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$9.56		$9.31		$9.97		$10.07		$10.26

Net investment income(a)	0.29		0.24		0.43		0.48		0.43

Net realized and unrealized gain (loss)	0.25		0.26		(0.55)		0.02		(0.14)

Total from investment operations	0.54		0.50		(0.12)		0.50		0.29

Less distributions from net investment income	0.31		0.25		0.54		0.60		0.48

Net asset value, end of the period	$9.79		$9.56		$9.31		$9.97		$10.07

Total return	5.80	%(b)	5.34	%(c)	(1.24	)%(c)	5.09	%(c)	2.97	%(c)

Net assets at end of the period (in millions)	$1.4		$56.0		$48.5		$15.9		$8.0

Ratio of expenses to average net assets	0.77	%(d)	0.78	%(f)	0.75	%(f)	0.77	%(f)	0.78	%(f)

Ratio of net investment income to average net assets	3.08	%(d)	2.53%		4.41%		4.87%		4.41%

Portfolio turnover(e)	287%		440%		315%		221%		191%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $45,875.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by 0.01% for the year ended September 30, 2006.
ˆ	On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Government Securities Fund

Financial Highlights—(continued)

Institutional Class shares
June 1, 2010
(Commencement
of operations)
to September 30,
2010

Net asset value, beginning of the period	$9.59

Net investment income(a)	0.02

Net realized and unrealized gain	0.26

Total from investment operations	0.28

Less distributions from net investment income	0.07

Net asset value, end of the period	$9.80

Total return(b)	2.89%

Net assets at end of the period (in millions)	$43.4

Ratio of expenses to average net assets(c)	0.66%

Ratio of net investment income to average net assets(c)	0.76%

Portfolio turnover(d)	287%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $32,627.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Government Securities Fund

Notes to Financial Statements

September 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Government Securities Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds), formerly AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of seventeen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Government Securities Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to provide investors with high current return consistent with preservation of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

18        Invesco Van Kampen Government Securities Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
J.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.

19        Invesco Van Kampen Government Securities Fund

In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the

20        Invesco Van Kampen Government Securities Fund

possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
N.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.540%

Next $1 billion	0.515%

Next $1 billion	0.490%

Next $1 billion	0.440%

Next $1 billion	0.390%

Next $1 billion	0.340%

Next $1 billion	0.290%

Over $7 billion	0.240%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $3,354,838 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Prior to the Reorganization, Morgan Stanley Investment Management Limited served as sub-adviser to the Acquired Fund.
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 1.03%, 1.78%, 1.78%, 0.78% and 0.78%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  The Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period ended September 30, 2010, the Adviser waived advisory fees of $6,350.

21        Invesco Van Kampen Government Securities Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $49,849 to VKII. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended September 30, 2010, IIS was paid $434,459 for providing such services. Prior to the Reorganization, the Acquired Fund paid $585,511 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $1,869,260 to VKFI.
  For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to September 30, 2010, IDI advised the Fund that IDI retained $10,417 in front-end sales commissions from the sale of Class A shares and $8, $26,445 and $1,002 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $44,508 in front-end sales commissions from the sale of Class A shares and $69,564 for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

22        Invesco Van Kampen Government Securities Fund

  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in an Asset Position
Mortgage Backed Securities	$—	$392,572,258	$—	$392,572,258

United States Treasury Obligations	—	210,813,980	—	210,813,980

Collateralized Mortgage Obligations	—	191,779,078	—	191,779,078

United States Government Agency Obligations	—	83,369,015	—	83,369,015

Agency Bonds	—	45,167,520	—	45,167,520

Adjustable Rate Mortgage Backed Securities	—	13,565,822	—	13,565,822

Money Market Funds	34,959,335	—	—	34,959,335

Futures	45,718	—	—	45,718

Total Investments in an Asset Position	35,005,053	937,267,673	—	972,272,726

Investments in a Liability Position Futures	$(155,035)	$—	$—	$(155,035)

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of September 30, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$45,718	$(155,035)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended September 30, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations

	Futures*	Swap Agreements*

Realized Gain (Loss)
Interest rate risk	$5,525,172	$(15,398,939)

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	$1,216,645	$9,904,471

*	The average value of futures and swap agreements outstanding during the period was $(158,142) and $(4,732,960), respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended September 30, 2010, the Fund paid legal fees of $364 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $18,152

23        Invesco Van Kampen Government Securities Fund

representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended September 30, 2010 and 2009:

	2010	2009

Ordinary income	$27,414,004	$24,461,461

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$244,749

Net unrealized appreciation — investments	27,540,448

Post-October deferrals	(3,687,275)

Capital loss carryforward	(103,801,498)

Shares of beneficial interest	925,571,948

Total net assets	$845,868,372

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, straddle deferrals and premium adjustments.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $103,801,498 of capital loss carryforward in the fiscal year ending September 30, 2010.
  The Fund utilized $2,620,898 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of September 30, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

September 30, 2013	$9,733,307

September 30,2014	2,784,124

September 30,2015	13,025,679

September 30,2016	10,704,205

September 30,2017	67,554,183

Total capital loss carryforward	$103,801,498

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2010 was $2,657,045,081 and $2,729,356,140, respectively. During the same period, purchases and sales of

24        Invesco Van Kampen Government Securities Fund

U.S. Treasury obligations were $2,568,777,310 and $2,455,491,062. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$28,231,502

Aggregate unrealized (depreciation) of investment securities	(691,054)

Net unrealized appreciation of investment securities	$27,540,448

Cost of investments for tax purposes is $944,686,560.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on September 30, 2010, accumulated undistributed net investment income (loss) was increased by $6,960,966, accumulated net realized gain (loss) was decreased by $7,381,976 and shares of beneficial interest increased by $421,010. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended September 30,
	2010(a)				2009
	Shares		Amount		Shares	Amount

Sales:
Class A	6,577,560	(b)	$63,353,032	(b)	14,985,196	$140,519,477

Class B	972,682		9,309,941		2,865,269	26,755,610

Class C	608,678		5,811,023		2,219,749	20,609,099

Class Y	1,369,074		13,017,398		3,086,468	29,114,753

Institutional Class	4,549,840		44,093,575		-0-	-0-

Total Sales	14,077,834		135,584,969		23,156,682	216,998,939

Dividend Reinvestment:
Class A	2,022,693		19,319,876		1,817,024	17,054,069

Class B	111,444		1,058,847		113,088	1,056,553

Class C	64,281		608,370		65,993	614,326

Class Y	32,329		306,556		32,292	302,006

Institutional Class	19,700		192,891		-0-	-0-

Total Dividend Reinvestment:	2,250,447		21,486,540		2,028,397	19,026,954

Repurchases:
Class A	(20,442,692)		(196,518,975)		(25,531,192)	(239,880,292)

Class B	(2,897,042	)(b)	(27,631,136	)(b)	(4,418,763)	(41,375,006)

Class C	(1,365,494)		(12,968,543)		(3,036,098)	(28,332,949)

Class Y	(7,107,606)		(68,735,515)		(2,471,868)	(22,915,808)

Institutional Class	(142,834)		(1,398,043)		-0-	-0-

Total Repurchases	(31,955,668)		$(307,252,212)		(35,457,921)	$(332,504,055)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 610,294 Class B shares into 608,312 Class A shares at a value of $5,849,694.
Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco funds offering such shares until they convert.

25        Invesco Van Kampen Government Securities Fund

NOTE 11—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 12—Subsequent Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco US Government Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

26        Invesco Van Kampen Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)
and Shareholders of Invesco Van Kampen Government Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Government Securities Fund (formerly known as Van Kampen Government Securities Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

November 22, 2010
Houston, Texas

27        Invesco Van Kampen Government Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account values and expenses of the Institutional Class shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010, through September 30, 2010. The actual ending account value and expenses of the Institutional Class shares in the example below are based on an investment of $1,000 invested as of close of business June 1, 2010 (commencement date) and held through September 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business June 1, 2010 through September 30, 2010 for the Institutional Class shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Institutional Class shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(04/01/10)	(09/30/10)[1]	Period[2]	(09/30/10)	Period[3]	Ratio
A	$1,000.00	$1,049.88	$5.14	$1,020.05	$5.06	1.00%

B	1,000.00	1,046.15	9.03	1,016.24	8.90	1.76%

C	1,000.00	1,046.34	9.03	1,016.24	8.90	1.76%

Y	1,000.00	1,050.16	3.85	1,021.31	3.80	0.75%

Institutional	1,000.00	1,028.93	2.22	1,523.13	4.17	0.66%

[1]	The actual ending account value is based on the actual total return of the Fund for the period April 1, 2010, through September 30, 2010 (as of close of business June 1, 2010, through September 30, 2010 for the Institutional Class shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year. For the Institutional Class shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 121 (as of close of business June 1, 2010, through September 30, 2010)/365. Because the Institutional Class shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Institutional Class shares of the Fund and other funds because such data is based on a full six month period.

28        Invesco Van Kampen Government Securities Fund

Approval of Investment Advisory and Sub-advisory Agreements

The Board of Trustees (the Board) of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Government Securities Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.

29        Invesco Van Kampen Government Securities Fund

  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

30        Invesco Van Kampen Government Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended September 30, 2010:

Federal and State Income Tax

U.S. Treasury Obligations*	15.02%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31        Invesco Van Kampen Government Securities Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Government Securities Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	54,572,142	2,099,847	3,393,480	0

32        Invesco Van Kampen Government Securities Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	207	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	207	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.
Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services, Inc.

P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street Bank and Trust Company

225 Franklin

Boston, MA 02110-2801

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-GOV-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
. ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed Applicable
		to Non-Audit Services Provided for
	Fees Billed for Services Rendered to	fiscal year end 9/30/2010 Pursuant to
	the Registrant for fiscal year end	Waiver of Pre-Approval
	9/30/2010	Requirement(1)

Audit Fees	$29,900	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$6,000	0%
All Other Fees	$0	0%

Total Fees	$35,900	0%
PWC billed the Registrant aggregate non-audit fees of $6,000 for the fiscal year ended September 30, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end September 30, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for Non-Audit Services
	Rendered to Invesco and Invesco
	Affiliates for fiscal year end 9/30/2010	Percentage of Fees Billed
	That Were Required	Applicable to Non-Audit Services
	to be Pre-Approved	Provided for fiscal year end
	by the Registrant’s	9/30/2010 Pursuant to Waiver of
	Audit Committee	Pre-Approval Requirement(1)

Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended September 30, 2010.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
          Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
          Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
          Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          None
ITEM 11. CONTROLS AND PROCEDURES.

(a)	As of September 16, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: December 6, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: December 6, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: December 6, 2010

TABLE OF CONTENTS

Item 1. Reports to Stockholders.
EXHIBIT INDEX
EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.